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Exhibit (23): Consent of Experts


                          [ARTHUR ANDERSEN LETTERHEAD]


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To The Board Of Directors And Shareholders
Of MyWeb Inc.Com

As independent public accountants, we hereby consent to the incorporation by reference of our report dated April 13, 2000 included in this Form 10-KSB, into My Web Inc.com's previously filed Registration Statement File Nos.
333-76289 and 333-81823 on Form S-8.



                                                                 ARTHUR ANDERSEN



Kuala Lumpur
April 13, 2000